EXHIBIT 24


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below under the heading "Signature" constitutes and appoints James E. Bishop as his/her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities to sign the Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998, including amendments, if any, and to deliver and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing, as fully for all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                               Title                                      Date

/s/  Louis S. Beck                      Chairman of the Board                   March 12, 1999
------------------
Louis S. Beck

/s/  Harry G. Yeaggy                    Vice Chairman of the Board              March 12, 1999
--------------------
Harry G. Yeaggy

/s/  Arthur Lubell                      Director                                March 12, 1999
-----------------------
Arthur Lubell

/s/  Richard P. Lerner                  Director                                March 12, 1999
----------------------
Richard P. Lerner

/s/  Vincent W. Hatala, Jr.             Director                                March 12, 1999
---------------------------
Vincent W. Hatala, Jr.

/s/  Lucille Hart-Brown                 Director                                March 12, 1999
Lucille Hart-Brown

/s/  C. Scott Bartlett, Jr.             Director                                March 12, 1999
---------------------------
C. Scott Bartlett, Jr.

/s/  Michael M. Nanosky                 President of Hotel Operations           March 12, 1999
-----------------------                 and Director
Michael M. Nanosky

/s/  Paul Tipps                         Director                                March 12, 1999
Paul Tipps


STATE OF NEW JERSEY)
                  ) ss.:
COUNTY OF ESSEX)

         On the 12th day of March, 1999, before me personally came Louis S. Beck, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                         /s/  Lawrence A. Goldman
                                         -------------------------
                                         Lawrence A. Goldman
                                         Attorney At Law, State of New Jersey


STATE OF NEW JERSEY)
                  ) ss.:
COUNTY OF ESSEX)

         On the 12th day of March, 1999, before me personally came Harry G. Yeaggy, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                          /s/  Lawrence A. Goldman
                                         -------------------------
                                         Lawrence A. Goldman
                                         Attorney At Law, State of New Jersey


STATE OF NEW JERSEY)
                  ) ss.:
COUNTY OF ESSEX)

         On the 12th day of March, 1999, before me personally came Arthur Lubell, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                           /s/  Lawrence A. Goldman
                                         -------------------------
                                         Lawrence A. Goldman
                                         Attorney At Law, State of New Jersey

STATE OF NEW JERSEY)
                  ) ss.:
COUNTY OF ESSEX)

         On the 12th day of March, 1999, before me personally came Richard P. Lerner, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                        /s/  Lawrence A. Goldman
                                         -------------------------
                                         Lawrence A. Goldman
                                         Attorney At Law, State of New Jersey

STATE OF NEW JERSEY)
                  ) ss.:
COUNTY OF ESSEX)

         On the 12th day of March, 1999, before me personally came Vincent W. Hatala, Jr., to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                        /s/  Lawrence A. Goldman
                                         -------------------------
                                         Lawrence A. Goldman
                                         Attorney At Law, State of New Jersey

STATE OF NEW JERSEY)
                  ) ss.:
COUNTY OF ESSEX)

         On the 12th day of March, 1999, before me personally came Lucille Hart-Brown, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                          /s/  Lawrence A. Goldman
                                         -------------------------
                                         Lawrence A. Goldman
                                         Attorney At Law, State of New Jersey

STATE OF NEW JERSEY)
                  ) ss.:
COUNTY OF ESSEX)

         On the 12th day of March, 1999, before me personally came C. Scott Bartlett, Jr., to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                       /s/  Lawrence A. Goldman
                                         -------------------------
                                         Lawrence A. Goldman
                                         Attorney At Law, State of New Jersey


STATE OF NEW JERSEY)
                  ) ss.:
COUNTY OF ESSEX)

         On the 12th day of March, 1999, before me personally came Michael M. Nanosky, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                         /s/  Lawrence A. Goldman
                                         -------------------------
                                         Lawrence A. Goldman
                                         Attorney At Law, State of New Jersey


STATE OF NEW JERSEY)
                  ) ss.:
COUNTY OF ESSEX)

         On the 12th day of March, 1999, before me personally came Paul Tipps to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                         /s/  Lawrence A. Goldman
                                         -------------------------
                                         Lawrence A. Goldman
                                         Attorney At Law, State of New Jersey